U.S. SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-A

         For Registration of Certain Classes of Securities
              Pursuant to Section 12(b) or (g) of the
                  Securities Exchange Act of 1934

                     DIGITAL POWER CORPORATION
      (Exact name of registrant as specified in its charter)

         CALIFORNIA                              94-1721931
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)              Identification No.)

   41920 Christy Street, Fremont, California 94538-3158; 510-657-2635 (Address, zip code, and telephone number of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                Name of each
     to be so registered                exchange on which
                                        each class is to be
                                        registered

     Common Stock                       American Stock
     Purchase Warrants                  Exchange (AMEX)

Securities to be registered pursuant to Section 12(g) of the Act:

     Title of each class                Name of each
     to be so registered                exchange on which
                                        each class is to be
                                        registered

     None                               N/A


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of Digital Power Corporation's (the "Company's") common stock purchase warrants is incorporated by reference to the Company's definitive prospectus filed pursuant to Rule 424(b) with the Commission on December 16, 1996.

ITEM 2.  EXHIBITS.

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Amended and Restated Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2.

     2. Amendment to Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2.

     3. Bylaws of the Registrant incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form SB-2.

     4.   Specimen Common Stock Certificate incorporated by reference to
     Exhibit 4.1 to Pre-effective Amendment No. 1 to the Company's Registration Statement on Form SB-2, incorporated herein by reference.

     5. Specimen Warrant incorporated by referenced to Exhibit 4.2 to the Company's Registration Statement on Form SB-2.



                             SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              DIGITAL POWER CORPORATION,
                              A CALIFORNIA CORPORATION


                              Date:  September 11, 1997


                              By:   ROBERT O. SMITH

                                   Robert O. Smith,
                                   President and Chief Executive Officer